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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)
                                           August 14, 2002 (August 14, 2002)



                         RTI INTERNATIONAL METALS, INC.
             (Exact name of registrant as specified in its charter)



     Ohio                        001-14437                      52-2115953
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



                               1000 Warren Avenue
                                     Niles, OH                         44446
                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code               (330) 544-7700




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                        RTI INTERNATIONAL METALS, INC.

ITEM 9. Regulation FD Disclosure

         On August 14, 2002, RTI International Metals, Inc. (the "Corporation") submitted to the Securities and Exchange Commission the certifications by its chief executive officer and chief financial officer pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002.



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RTI INTERNATIONAL METALS, INC.


                                      /s/ Gordon L. Berkstresser
                                      ----------------------------------
                                      Gordon L. Berkstresser
                                      Vice President and Controller


Date:  August 14, 2002
       Niles, Ohio